DAN A. HUGHES COMPANY, L.P.

Petroleum Exploration And Production

June 10, 2010

Blacksands Petroleum Texas, LLC
800 Bering, Suite 250
Houston, Texas 77057
ATTN: David DeMarco

RE: Exploration Agreement
Pedregosa Basin Project
Hidalgo County, New Mexico

Gentlemen:

This Exploration Agreement ("Agreement"), when accepted in the manner hereinafter set forth, shall evidence an agreement among BLACKSANDS PETROLEUM TEXAS, LLC, hereinafter referred to as "Blacksands", and UMPHREY OIL INVESTMENTS, LLC, JOHN E.WILLIAMS, JR., HUBETEX, L.P., FORT WORTH OPERATING, LLC, and DAN A. HUGHES COMPANY, L.P., hereinafter referred to as "Hughes", with respect to the acquisition of seismic, as hereinafter described, and the subsequent drilling of wells in search of oil and gas in the Project Area. This Agreement shall be in lieu of all former oral or written negotiations or agreements and shall constitute the entire agreement of the parties hereto.

I.
PROJECT AREA

A. Hughes does hereby represent that it is the owner of those certain Oil and Gas Leases described on Exhibit "A" hereof and depicted in yellow on the plat attached hereto as Exhibit "B", which Leases shall constitute the "Project Leases". Hughes represents that said Leases and/or leasehold interests are not pledged, mortgaged or in any way encumbered and that Hughes is free to transfer and assign all or any part thereof.

B. The Project Leases are made subject to the following agreements and burdens:

1. All the terms and conditions of the Oil and Gas Leases, Assignments of Oil and Gas Leases and Assignments of Overriding Royalty filed of record.

2. The Project Leases are subject to varying overriding royalties to numerous entities. The lease net revenue interest being delivered by Hughes is set out opposite each lease on Exhibit "A" hereto.

3. All leases located within the Project Area, will be subject to a 4% of 8/8ths working interest backin payable after Prospect Payout, as hereinafter defined, in favor of Dan A. Hughes Company, L.P.'s Employee Group. Prospect Payout will be calculated on a Prospect by Prospect basis, with each Prospect having a separate payout. Accordingly, revenues generated from any Prospect shall be applied toward the cost of leasing, drilling, completing and operating wells located in that Prospect only. No Prospect shall cover more than 5,120 acres.

P.O. DRAWER 669 • BEEVILLE, TX 78104-0669 • (361) 358-3752 • GENERAL FAX 362-2839 • GEOLOGICAL FAX 358-0598

II.
SALES AGREEMENT AND INITIAL CONSIDERATION

Hughes has agreed to sell and Blacksands has agreed to purchase, a fifty percent of eight-eighths (50.00% of 8/8ths) interest in Hughes' Pedregosa Basin Project and the Oil and Gas Leases listed on Exhibit "A" hereto. Accordingly, and upon the satisfaction of the obligations hereinafter set forth, Blacksands will be entitled to an assignment of an undivided fifty percent of eight-eighths (50.00% of 8/8ths) interest in and to the Project Leases. The interests herein conveyed shall be subject to the lease burdens listed above and subject to the terms, conditions and stipulations of this Agreement.

Blacksands agrees to pay Hughes the sum of $1,500,000.00 as part of the consideration for a 50% interest in Hughes' Pedregosa Basin Project. Such sum shall be paid in two installments:

1. The first payment, being in the amount of $1,000,000.00 shall be paid on or before June 10, 2010 at 5:00 p.m. Failure by Blacksands to make such payment shall, for all purposes, cause this agreement to be nullified and no longer in force or effect.

2. The second payment, in the amount $500,000.00, shall be paid prior to November 1, 2010.

III.
SEIMIC AGREEMENT

It is contemplated that the parties will seek to identify drilling opportunities within the Project Area by shooting approximately 37 miles of 2D seismic data as delineated on the plat attached hereto as Exhibit "B-1", and as mutually agreed to by the Parties. Subject to the following, Blacksands shall be responsible for acquiring the seismic data:

1. The acquisition parameters shall be approved by both Hughes and Blacksands.
2. The actual field acquisition of the 2D data shall commence as soon as practical, but in no event later than 120 days from the date hereof.
3. Hughes shall be furnished copies of the original field recordings with all necessary observers and surveyors information for processing.
4. Hughes shall receive processed data simultaneously with Blacksands receiving data. Hughes shall receive all versions of the processed data simultaneously regardless of processing being considered preliminary or final.
5. Processed seismic data shall be delivered to Hughes on DVD in SEG-Y format.
6. Blacksands shall bear the entire cost of acquiring and processing the 37 miles of 2D seismic data.
7. However,
    a. in the event the costs associated with acquiring the 2D seismic data exceed $500,000, all such costs exceeding $500,000 shall be bourn by the Parties 50/50% and.
    b. in the event that the parties agree to expand the acquisition of seismic data beyond the 37 miles contemplated herein, then the cost of the additional data shall be shared as follows:

Blacksands	50%
Hughes	50%

IV.
DRILLING AGREEMENT

The parties contemplate and endeavor to drill a test well upon each of the two existing Exploration Units, being the Big Hatchet Unit and the Hueco South Unit, on the following terms:

A. 1. Drilling of obligatory well in the Big Hatchet Unit – On or before 120 days from the date that fully processed seismic data is received, Hughes, as operator, shall make a diligent effort to commence, or cause to be commenced, the actual drilling of a well (Test Well) in search of oil and/or gas at a location at a mutually acceptable location in Section 14 - Township 30 South – Range 17 West, Hidalgo County, New Mexico. Said Test Well shall be drilled with due diligence to a depth of 7,000 feet or a depth sufficient to test the stratigraphic equivalent of the Percha (Woodford) Shale, the top of which is seen at 5,225 feet in the gamma ray log of the Cockrell Corp. – State 1197 Playas No. 14-1 well located in Section 14 T30S-R17W Hidalgo County, New Mexico.

After the Test Well has been drilled to contract depth, Hughes shall conduct such logging, coring, sidewall sampling, testing and other evaluating of the Test Well as a prudent Operator would deem necessary. At the conclusion of such logging, coring, testing and evaluating of the Test Well at contract depth, such point in time being hereinafter referred to as "Casing Point", Hughes shall notify Blacksands of its recommendation with regard to whether production casing should be run and set in the well and an attempt made to complete the well as a producer of oil and/or gas, or whether to plug and abandon the well. Blacksands shall elect within twenty-four (24) hours after the receiving of such notification by Hughes whether to participate in the operation proposed by Hughes. If all the parties elect to participate in the operation proposed by Hughes, Hughes shall immediately proceed with causing the conduct of such operation in a diligent and workmanlike manner at the cost, risk and expense of the parties as set forth on Exhibit "A" to the Operating Agreement attached hereto as Exhibit "C". If Blacksands elects not to participate in the operation proposed by Hughes or if Blacksands does not notify Hughes of its election within the said twenty-four (24) hour period, such failure shall constitute an election not to participate in such further operations. Such election not to participate in further operations in the Test Well shall be considered as an election to plug and abandon the Test Well. If Hughes elects not to participate in the completion and recommends plugging and abandoning the Test Well and Blacksands elects to participate in the completion of the Test Well, Blacksands shall be named operator for the well and any acres designated to such well in accordance herewith. If less than all of the participants in the drilling of the Test Well to Casing Point have elected to participate in the completion of the Test Well and such completion attempt results in commercial production of oil and/or gas, the party or parties electing not to participate in running and setting production casing and attempting to complete the Test Well shall thereupon forfeit and shall release and relinquish all of its right, title and interest in and to the Test Well and the oil, gas and mineral leases subject hereto, insofar as said mineral leases are applicable to the Test Well and 1,280 acres around such well, to be designated by the participating parties, around it. The forfeiting party or parties shall execute and deliver appropriate instruments evidencing such forfeiture at no cost to the participating party or parties. In the event that the said completion attempt results in a dry hole, then the consenting parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, any party electing not to participate in the said completion shall bear only its share of what the plugging and abandoning cost would have been if no completion attempt or subsequent operations had been conducted. In the event all of the

participants in the drilling of the Test Well to casing point elect not to participate in such proposed further operation in the Test Well, or have agreed to plug and abandon such Test Well, or if the parties desiring to participate in such further operations do not agree for any reason to assume the interest of the non-participating party or parties and the costs, expenses and liabilities thereof applicable to such further operations, then and in such event, the forfeiture provisions set forth above shall not be applicable and the Test Well shall be plugged and abandoned by Hughes, the location cleaned up and restored, and any claims for such damages settled on behalf of the parties hereto.

2. Cost sharing to Casing Point - All of the costs, risks and expenses of drilling the Test Well to Casing Point, including but not limited to, the examining and curing of title, the staking of the location, the preparation of the location and access thereto, permits, the running and setting of surface casing and intermediate casing (if required), the conducting of all logs, cores, sampling and tests at contract depth, and, if applicable, the plugging and abandoning of the Test Well, cleaning the location, restoring the surface of the ground and settling any claims for surface damages shall be borne as follows:

Blacksands	100.0%
Hughes	0.00%

3. Cost sharing after Casing Point - After the Test Well has been drilled to casing point, or should it be deemed that Blacksands has expended a total of $1,200,000, whichever occurs first, then all additional costs, risks and expenses associated therewith shall be borne as follows:

Blacksands	50.0%
Hughes	50.0%

4. Limit on Promote - Notwithstanding anything herein to the contrary, Blacksands shall pay 100% of the cost of drilling the Test Well until such time as the well either reaches Casing Point, or Blacksands has expended a total of $1,200,000.00 in drilling expenses, whichever occurs first. All drilling and or completion costs incurred subsequent to this point shall be borne by the parties in the percentages set out immediately above.

B. Drilling of Optional Well in the Hueco South Unit – Should a well be proposed on the Hueco South Unit (Option Well) two years from the date hereof, then Blacksands shall have the option to participate in such well in order to earn an assignment of the leases contained in the Hueco South Unit. Such Option Well shall be drilled to a depth of 13,000 feet.

After the Option Well has been drilled to Contract Depth, Hughes shall conduct such logging, coring, sidewall sampling, testing and other evaluating of the Option Well as a prudent Operator would deem necessary. At the conclusion of such logging, coring, testing and evaluating of the Option Well at contract depth, such point in time being hereinafter referred to as "Casing Point", Hughes shall notify Blacksands of its recommendation with regard to whether production casing should be run and set in the well and an attempt made to complete the well as a producer of oil and/or gas, or whether to plug and abandon the well. Blacksands shall elect within twenty-four (24) hours after the receiving of such notification by Hughes

whether to participate in the operation proposed by Hughes. If all the parties elect to participate in the operation proposed by Hughes, Hughes shall immediately proceed with causing the conduct of such operation in a diligent and workmanlike manner at the cost, risk and expense of the parties as set forth on Exhibit "A" to the Operating Agreement attached hereto as Exhibit "C". If Blacksands elects not to participate in the operation proposed by Hughes or if Blacksands does not notify Hughes of its election within the said twenty-four (24) hour period, such failure shall constitute an election not to participate in such further operations. Such election not to participate in further operations in the Option Well shall be considered as an election to plug and abandon the Option Well. If Hughes elects not to participate in the completion and recommends plugging and abandoning the Option Well and Blacksands elects to participate in the completion of the Option Well, Blacksands shall be named operator for the well and any acres designated to such well in accordance herewith. If less than all of the participants in the drilling of the Option Well to Casing Point have elected to participate in the completion of the Option Well and such completion attempt results in commercial production of oil and/or gas, the party or parties electing not to participate in running and setting production casing and attempting to complete the Option Well shall thereupon forfeit and shall release and relinquish all of its right, title and interest in and to the Option Well and the oil, gas and mineral leases subject hereto, insofar as said mineral leases are applicable to the Option Well and 1,280 acres around such well, to be designated by the participating parties, around it. The forfeiting party or parties shall execute and deliver appropriate instruments evidencing such forfeiture at no cost to the participating party or parties. In the event that the said completion attempt results in a dry hole, then the consenting parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, any party electing not to participate in the said completion shall bear only its share of what the plugging and abandoning cost would have been if no completion attempt or subsequent operations had been conducted. In the event all of the participants in the drilling of the Option Well to casing point elect not to participate in such proposed further operation in the Option Well, or have agreed to plug and abandon such Option Well, or if the parties desiring to participate in such further operations do not agree for any reason to assume the interest of the non-participating party or parties and the costs, expenses and liabilities thereof applicable to such further operations, then and in such event, the forfeiture provisions set forth above shall not be applicable and the Option Well shall be plugged and abandoned by Hughes, the location cleaned up and restored, and any claims for such damages settled on behalf of the parties hereto.

2. Cost sharing to Casing Point - All of the costs, risks and expenses of drilling the Option Well to Casing Point, including but not limited to, the examining and curing of title, the staking of the location, the preparation of the location and access thereto, permits, the running and setting of surface casing and intermediate casing (if required), the conducting of all logs, cores, sampling and tests at contract depth, and, if applicable, the plugging and abandoning of the Option Well, cleaning the location, restoring the surface of the ground and settling any claims for surface damages shall be borne as follows:

Blacksands	100.0%
Hughes	0.00%

3. Cost sharing after Casing Point - After the Option Well has been drilled to casing point, or should it be deemed that Blacksands has expended a total of $1,500,000, whichever occurs first, then all additional costs, risks and expenses associated therewith shall be borne as follows:

Blacksands	50.0%
Hughes	50.0%

4. Limit on Promote - Notwithstanding anything herein to the contrary, Blacksands shall pay 100% of the cost of drilling the Test Well until such time as the well either reaches Casing Point, or Blacksands has expended a total of $1,500,000.00 in drilling expenses, whichever occurs first. All drilling and or completion costs incurred subsequent to this point shall be borne by the parties in the percentages set out immediately above.

V.
ASSIGNMENTS

By virtue of Blacksands' compliance and satisfaction of certain obligations setout in this Agreement, Blacksands is entitled to an assignment as follows:

1. By execution of this Agreement and the payment of the initial consideration recited in Article II hereof, the timely acquisition and payment of the seismic data contemplated in Article III and the participation and payment of drilling and completion costs of the Test Well, as contemplated in Article IV hereto, Blacksands shall be entitled to an assignment of an undivided 50.00% interest in the Leases described in Section A of the Lease Schedule attached hereto as Exhibit "A".

2. By execution of this Agreement and the payment of the initial consideration recited in Article II hereof, the timely acquisition and payment of the seismic data contemplated in Article III and the participation and payment of drilling and completion costs of the Test Well and the Option Well, as contemplated in Article IV hereto, Blacksands shall be entitled to an assignment of an undivided 50.00% interest in the Leases described in Section I and II of the Lease Schedule attached hereto as Exhibit "A".

3. Upon written request, and in no event later than thirty (30) days after receipt of such a request, Hughes shall prepare and deliver to Blacksands a Partial Assignment covering their interest in the Leases. Such Partial Assignment shall be prepared on a mutually acceptable form of partial assignment and shall be made without warranty of title except by and through Hughes.

VI.
OPERATING AGREEMENTS

Attached hereto as Exhibit "C" is an Operating Agreement, and it is agreed that Hughes and Blacksands, shall adopt and execute said Operating Agreement, with Dan A. Hughes Company, L.P. being named as Operator, and said Operating Agreement shall become effective as to the parties herein upon execution of this Letter Agreement. Said Operating Agreement, and each and every term and provision thereof, is incorporated herein by reference; this Letter Agreement and said Operating Agreement shall constitute one Agreement among the parties. The Operating Agreement shall be supplemental to this Letter Agreement. In the event of a conflict between the terms and provisions of this Letter Agreement and the Operating Agreement, the terms and provisions of this Letter Agreement shall prevail.

Notwithstanding the above naming of Dan A. Hughes Company, L.P. as operator, it is contemplated that both Hughes and Blacksands will serve as co-operators over the Project Area. Accordingly, it is agreed that Hughes and Blacksands will meet after the drilling of two wells in which both Hughes and Blacksands have participated, in order to create separate areas of operations. It is contemplated that Blacksands will operate 50% of the Project Area in which it owns and interest. The complementing leases will be operated by Hughes.

VII.
AREA OF MUTUAL INTEREST (AMI)

In the event that any party hereto (herein called the "Acquiring Party") acquires, directly or indirectly, any interest of any nature or kind, beneficial or otherwise, in options, mineral interests or leases or extensions or renewals thereof pertaining to hydrocarbons (herein called the "Acquired Interest") covering any lands within the Project Area, such Acquiring Party shall immediately give notice in writing to all of the other parties hereto (herein called the "Non-Acquiring Parties") of such Acquired Interest. The notification shall contain a description of the lands and a copy of the pertinent lease or document, the extent of the interest and the total consideration involved, together with such other details, terms, and conditions required with respect to such Acquired Interest. In the event that the Acquiring Party has employed its in-house land personnel in lieu of contract personnel to purchase the Acquired Interest, then the salaries and wages and personal expenses of such land personnel incurred while directly engaged in the running or chaining of land title and the negotiation and purchase of the Acquired Interest shall be part of the acquisition cost.

(i) Each Non-Acquiring Party may elect to participate in such acquisition by paying its proportionate share of the acquisition costs for any such Acquired Interest. The Acquired Interest shall be tendered to the Non-Acquiring Parties in the following basis:

	Interest
Blacksands	50.00%
Hughes	50.00%

(ii) All parties electing to participate in an Acquired Interest shall notify the Acquiring Party of such election within fifteen (15) days (forty-eight hours, excluding Saturdays, Sundays, and holidays if a drilling rig is then operating within the Prospect) after receipt of notice from the Acquiring Party. Failure of a party having the right to participate to timely elect shall be deemed an election by such party not to participate in such Acquired Interest. All parties electing to participate in an Acquired Interest shall promptly remit such participating party's share of the costs of acquisition to the Acquiring Party within ten (10) days after receipt of any invoice from the Acquiring Party, and such participating party shall assume its proportionate share of all obligations relating to the Acquired Interest.

(iii) The Acquiring Party and each of the participating parties agree to promptly execute and deliver all such assignments, conveyances, and other such documents as may be necessary to vest title to the Acquired Interest in the parties entitled to participate therein.

(iv) This Area of Mutual Interest shall terminate on December 31, 2015.

(v) Prospect areas wherein any party to this Agreement has elected not to participate in the acquisition of leases or has otherwise forfeited its interest pursuant to this Agreement shall be excluded from the terms of this AMI, but only as to the pertinent Prospect Area.

VIII.
PARTNERSHIP ELECTION

This Agreement is not intended to create, and shall not be construed to create a relationship of partnership or an association for profit between or among the parties hereto. Each of the parties hereto elects, under the authority of Section 761(a) of the Internal Revenue Code of 1986, to be excluded from the application of all of the provisions of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986. In making this election, each party hereto states that income derived by it from operations under this Agreement can be adequately determined without computation of partnership taxable income. If the income tax laws of the state or states in which the property covered hereby is located contain, or may hereafter contain, provisions similar to those contained in the Subchapter of the Internal Revenue Code of 1986 above referred to under which a similar election is permitted, each of the parties agrees that such election shall be exercised, and should the income tax laws of such state or states require evidence of such election, the Operator is authorized and directed to execute same on behalf of each party hereto. Beginning with the first taxable year of the operation, each party agrees that the deemed election provided by Section 1.761-2(b)(2)(ii) of the Federal Income Tax Regulations will apply, and no party will file an Application under Section 1.761-2(b)(3)(i) of said Regulations to revoke said election. In recognition of Revenue Ruling 77-176, the entire "Contract Premises" hereunder shall be construed as the drillsite tract and parties recognize that there are no rights earned or contingent outside the drillsite tract.

IX.
MISCELLANEOUS

A. The terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors, assigns, and legal representatives. The parties hereto further agree to execute any and all other instruments which may be necessary to carry out or make effective the terms and provisions of this Agreement.

B. The consideration paid by Blacksands includes all direct and indirect expenses and costs associated with the Pedregosa Project, including but not limited to land/lease/legal expenses, engineering, geological/geophysical, and administrative incurred prior to the date hereof. BSPE shall have no responsibility or liability to share in the costs associated with the current ongoing drilling operations and maintenance being conducted by DAHC to maintain the leasehold of the two units (known as the Big Hatchet North Unit and the Hueco South Unit) until such time as BSPE has earned its 50% interest as discussed herein. However, all costs associated with maintaining leases outside of the two units shall be bourn 50/50% between the Parties. Any Party failing to participate in the costs to maintain leases outside the units whether through lease bonus', rentals, extensions or otherwise, shall have for all purposes relinquished any and all rights to the particular lease.

C. If any party should breach any of the terms and conditions of this Agreement without first obtaining written consent from the other parties, such other parties shall have the right to place the breaching party in default upon giving written notice to that effect. If the breaching party fails to remedy the breach within thirty (30) days from its receipt of the default notice, the other parties shall have the option of terminating this Agreement as it pertains to the breaching party.

D. This Agreement shall be construed under the laws of the State of Texas and any dispute, controversy or cause of action shall be resolved under the laws of the State of Texas.

E. Any notice provided or permitted to be given under this Agreement must be in writing and may be served by depositing same in the United States Mail, addressed to the party to be notified, postage prepaid and certified with return receipt requested; by delivering the same to such party by personal delivery or by courier service; or by facsimile transmission. Any notice mailed by certified United States Mail shall be effective on the date indicated on the return receipt. Any notice given in any other manner provided for above shall be effective upon receipt by the addressee or at the office of the addressee. For purposes of notice, the addresses of the parties shall be as follows:

If to Hughes, to:
Dan A. Hughes Company, L.P.
P. O. Drawer 669
Beeville, Texas 78104-0669
or
208 E. Houston
Beeville, Texas 78102
Fax: 361-362-2839
Attention: J. Henry Kremers

If to Blacksands, to:
Blacksands Petroleum Texas, LLC
800 Bering, Suite 250
Houston, Texas 77057
Fax: 713-583-1617
Attention: David DeMarco

Any address for notice may be changed by written notice so given.

If this letter correctly sets out our agreement, we request that you so indicate by signing the enclosed copy and returning same no later than ________________, 2010.

Respectfully,

DAN A. HUGHES COMPANY. L.P.
By: Dan A. Hughes Management, L.L.C.,
its general partner

By: ______________________
J. Henry Kremers, Vice President – Land

UMPHREY OIL INVESTMENTS, LLC

By: ______________________
Walter Umphrey, President

JOHN E. WILLIAMS, JR.

HUBETEX, L.P.
By: HUBETEX Management, L.L.C.,
its general partner

By: ______________________
Dan A. Hughes, Manager

FORT WORTH OPERATING, LLC

By: ______________________

ACCEPTED AND AGREED TO this
19 day of JUNE, 2010.

BLACKSANDS PETROLEUM TEXAS, LLC

BY: ______________________
David DeMarco, Vice President of Land

____
JOHN E. WILLIAMS, JR.

HUBETEX, L.P.
By: HUBETEX Management, L.L.C.,
its general partner

By:______________________________
Dan A. Hughes, Manager

FORT WORTH OPERATING, LLC

By:______________________________

ACCEPTED AND AGREED TO this
18 day of JUNE, 2010.

BLACKSANDS PETROLEUM TEXAS, LLC

BY:______________________________
David DeMarco, Vice President of Land

Exhibit "A"

Pedregosa Basin Project

Hidalgo County, NM

Section A
Big Hatchet North Unit

Lessor	State/BLM Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
State of NM	LH5184	6.1.99	10 yr.	641.32	641.32	31	16	3	81.00
State of NM	LH5185	6.1.99	10 yr.	640.02	640.02	31	16	4	81.00
State of NM	LH5186	6.1.99	10 yr.	640	640	31	16	5	81.00
State of NM	LH5187	6.1.99	10 yr.	637.99	637.99	31	16	6	81.00
State of NM	LH5188	6.1.99	10 yr.	637.92	637.92	31	16	7	81.00
State of NM	LH5189	6.1.99	10 yr.	480	480	31	16	8	81.00
State of NM	LH5190	6.1.99	10 yr.	80	80	31	16	8	79.50
State of NM	LH5191	6.1.99	10 yr.	640	640	31	16	9	81.00
State of NM	LH5192	6.1.99	10 yr.	640	640	31	16	10	81.00
State of NM	LH5193	6.1.99	10 yr.	640	640	31	16	15	81.00
State of NM	LH5194	6.1.99	10 yr.	640	640	31	16	16	81.00
State of NM	LH5195	6.1.99	10 yr.	639.68	639.68	31	16	18	81.00
State of NM	LH5196	6.1.99	10 yr.	639.24	639.24	31	16	19	81.00
State of NM	LH5197	6.1.99	10 yr.	640	640	31	16	20	81.00
State of NM	LH5198	6.1.99	10 yr.	640	640	31	16	21	81.00
State of NM	LH5199	6.1.99	10 yr.	640	640	31	16	22	81.00
State of NM	LH5200	6.1.99	10 yr.	640	640	31	16	29	81.00
State of NM	LH5201	6.1.99	10 yr.	159.43	159.43	31	16	30	79.50
State of NM	LH5202	6.1.99	10 yr.	317.82	317.82	31	16	31	81.00
State of NM	LH5203	6.1.99	10 yr.	640	640	31	16	32	81.00
State of NM	LH5204	6.1.99	10 yr.	480.76	480.76	31	17	1	81.00
State of NM	LH5205	6.1.99	10 yr.	639.48	639.48	31	17	2	81.00
State of NM	LH5206	6.1.99	10 yr.	640	640	31	17	10	81.00
State of NM	LH5207	6.1.99	10 yr.	640	640	31	17	11	81.00
State of NM	LH5208	6.1.99	10 yr.	640	640	31	17	12	81.00
State of NM	LH5209	6.1.99	10 yr.	640	640	31	17	13	81.00

Lessor	State Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
State of NM	LH5210	6.1.99	10 yr.	640	640	31	17	14	81.00
State of NM	LH5211	6.1.99	10 yr.	640	640	31	17	15	81.00
State of NM	LH5212	6.1.99	10 yr.	640	640	31	17	23	81.00
State of NM	LH5213	6.1.99	10 yr.	640	640	31	17	24	81.00
State of NM	LH5214	6.1.99	10 yr.	640	640	31	17	25	81.00
State of NM	LH5215	6.1.99	10 yr.	640	640	31	17	26	81.00
State of NM	LH5216	6.1.99	10 yr.	640	640	31	17	35	81.00
State of NM	LH5217	6.1.99	10 yr.	640	640	31	17	36	81.00
State of NM	LH5219	6.1.99	10 yr.	158.8	158.8	32	16	6	81.00
State of NM	LH5327	9.1.00	10 yr.	640	640	31	17	22	81.00
State of NM	LH5328	9.1.00	10 yr.	320	320	31	17	27	81.00
State of NM	LH5329	9.1.00	10 yr.	320	320	31	17	34	81.00
State of NM	LH5334	9.1.00	10 yr.	43.84	43.84	32	17	1	81.00
State of NM	LH5335	9.1.00	10 yr.	691.36	691.36	32	17	2	81.00
State of NM	LH5336	9.1.00	10 yr.	51.93	51.93	32	17	3	81.00
State of NM	LH5368	11.1.00	10 yr.	279.37	279.37	30	16	6	81.00
State of NM	LH5369	11.1.00	10 yr.	274.6	274.6	30	16	6	81.00
State of NM	LH5370	11.1.00	10 yr.	40	40	30	16	7	81.00
State of NM	LH5372	11.1.00	10 yr.	640	640	30	16	8	81.00
State of NM	LH5373	11.1.00	10 yr.	640	640	30	16	9	81.00
State of NM	LH5376	11.1.00	10 yr.	440	440	30	16	17	81.00
State of NM	LH5378	11.1.00	10 yr.	321.96	321.96	30	16	18	81.00

State of NM	LH5379	11.1.00	10 yr.	642.32	642.32	30	16	19	81.00
State of NM	LH5381	11.1.00	10 yr.	640	640	30	16	21	81.00
State of NM	LH5383	11.1.00	10 yr.	640	640	30	16	28	81.00
State of NM	LH5384	11.1.00	10 yr.	640	640	30	16	29	81.00
State of NM	LH5386	11.1.00	10 yr.	39.97	39.97	30	16	30	81.00
State of NM	LH5387	11.1.00	10 yr.	80	80	30	16	31	81.00
State of NM	LH5391	11.1.00	10 yr.	320	320	30	16	34	81.00
State of NM	LH5392	11.1.00	10 yr.	371.06	371.06	30	17	1	81.00
State of NM	LH5393	11.1.00	10 yr.	557.56	557.56	30	17	2	81.00
State of NM	LH5394	11.1.00	10 yr.	557.48	557.48	30	17	3	81.00
State of NM	LH5395	11.1.00	10 yr.	640	640	30	17	10	81.00
State of NM	LH5396	11.1.00	10 yr.	640	640	30	17	11	81.00
State of NM	LH5397	11.1.00	10 yr.	619.48	619.48	30	17	12	81.00
Lessor	**State Lease #**	**Lease Date**	**Primary Term**	**Gross Acres**	**Net Acres**	**Township**	**Range**	**Section**	**NRI**
State of NM	LH5398	11.1.00	10 yr.	320	320	30	17	13	81.00
State of NM	LH5399	11.1.00	10 yr.	640	640	30	17	14	81.00
State of NM	LH5400	11.1.00	10 yr.	640	640	30	17	15	81.00
State of NM	LH5401	11.1.00	10 yr.	640	640	30	17	22	81.00
State of NM	LH5402	11.1.00	10 yr.	640	640	30	17	23	81.00
State of NM	LH5403	11.1.00	10 yr.	475.96	475.96	30	17	24	81.00
State of NM	LH5404	11.1.00	10 yr.	636.12	636.12	30	17	25	81.00
State of NM	LH5405	11.1.00	10 yr.	640	640	30	17	26	81.00
State of NM	LH5406	11.1.00	10 yr.	640	640	30	17	27	81.00
State of NM	LH5407	11.1.00	10 yr.	656.96	656.96	30	17	34	81.00
State of NM	LH5408	11.1.00	10 yr.	650.64	650.64	30	17	35	81.00
State of NM	LH5409	11.1.00	10 yr.	644.62	644.62	30	17	36	81.00
Pacific Western	FEE	11.17.2008	5 yr.	440	440	30	16	7	80.00
				200	200	30	16	17	
				160	160	30	16	18	
				80	80	31	16	8	
				80	80	31	16	17	
				160	160	31	17	1	
TOTAL				**39667.69**	**39667.69**				

Section B
Hueco South Unit

Lessor	State Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
State of NM	LH4950	1.1.98	10 yr.	640.00	640.00	32	16	21	81.00
State of NM	LH4951	1.1.98	10 yr.	640.00	640.00	32	16	27	81.00
State of NM	LH4952	1.1.98	10 yr.	640.00	640.00	32	16	28	81.00
State of NM	LH4953	1.1.98	10 yr.	640.00	640.00	32	16	32	81.00
State of NM	LH4954	1.1.98	10 yr.	640.00	640.00	32	16	33	81.00
State of NM	LH4955	1.1.98	10 yr.	640.00	640.00	32	16	34	81.00
State of NM	LH4981	1.1.98	10 yr.	641.38	641.38	33	16	4	81.00

State of NM	LH4982	1.1.98	10 yr.	641.54	641.54	33	16	5	81.00
State of NM	LH4983	1.1.98	10 yr.	640.00	640.00	33	16	8	81.00
State of NM	LH4984	1.1.98	10 yr.	640.00	640.00	33	16	9	81.00
State of NM	LH4985	1.1.98	10 yr.	640.00	640.00	33	16	16	79.50
State of NM	LH4986	1.1.98	10 yr.	640.00	640.00	33	16	17	79.50
State of NM	LH4987	1.1.98	10 yr.	640.00	640.00	33	16	20	79.50
State of NM	LH4988	1.1.98	10 yr.	640.00	640.00	33	16	21	81.00
State of NM	LH4989	1.1.98	10 yr.	640.00	640.00	33	16	22	81.00
State of NM	LH4990	1.1.98	10 yr.	640.00	640.00	33	16	23	81.00
State of NM	LH4991	1.1.98	10 yr.	480.00	480.00	33	16	27	81.00
State of NM	LH4992	1.1.98	10 yr.	480.00	480.00	33	16	28	81.00
State of NM	LH4993	1.1.98	10 yr.	640.00	640.00	33	16	29	79.50
State of NM	LH4994	1.1.98	10 yr.	640.00	640.00	33	16	32	79.50
State of NM	LH4995	1.1.98	10 yr.	600.00	600.00	33	16	33	81.00
State of NM	LH4996	1.1.98	10 yr.	640.00	640.00	33	16	34	81.00
State of NM	LH5017	1.1.98	10 yr.	320.00	320.00	34	15	10	81.00
State of NM	LH5018	1.1.98	10 yr.	80.00	80.00	34	15	10	81.00
State of NM	LH5019	1.1.98	10 yr.	320.00	320.00	34	15	11	81.00
State of NM	LH5020	1.1.98	10 yr.	40.00	40.00	34	15	11	81.00
State of NM	LH5021	1.1.98	10 yr.	80.00	80.00	34	15	12	81.00
State of NM	LH5022	1.1.98	10 yr.	520.00	520.00	34	15	13	81.00
State of NM	LH5023	1.1.98	10 yr.	200.00	200.00	34	15	14	81.00
State of NM	LH5024	1.1.98	10 yr.	320.00	320.00	34	15	15	81.00
State of NM	LH5025	1.1.98	10 yr.	640.00	640.00	34	15	16	81.00
State of NM	LH5026	1.1.98	10 yr.	600.00	600.00	34	15	17	81.00
State of NM	LH5027	1.1.98	10 yr.	401.01	401.01	34	15	18	81.00

Lessor	State Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
State of NM	LH5028	1.1.98	10 yr.	100.65	100.65	34	15	19	81.00
State of NM	LH5029	1.1.98	10 yr.	80.00	80.00	34	15	20	81.00
State of NM	LH5030	1.1.98	10 yr.	40.00	40.00	34	15	21	81.00
State of NM	LH5031	1.1.98	10 yr.	80.00	80.00	34	15	23	81.00
State of NM	LH5032	1.1.98	10 yr.	646.41	646.41	34	16	4	81.00
State of NM	LH5033	1.1.98	10 yr.	644.12	644.12	34	16	5	81.00
State of NM	LH5034	1.1.98	10 yr.	640.00	640.00	34	16	8	81.00
State of NM	LH5035	1.1.98	10 yr.	640.00	640.00	34	16	9	81.00
State of NM	LH5036	1.1.98	10 yr.	640.00	640.00	34	16	10	81.00
State of NM	LH5037	1.1.98	10 yr.	640.00	640.00	34	16	14	81.00
State of NM	LH5038	1.1.98	10 yr.	640.00	640.00	34	16	15	81.00
State of NM	LH5039	1.1.98	10 yr.	640.00	640.00	34	16	16	81.00
State of NM	LH5040	1.1.98	10 yr.	640.00	640.00	34	16	17	81.00
State of NM	LH5041	1.1.98	10 yr.	378.32	378.32	34	16	20	81.00
State of NM	LH5042	1.1.98	10 yr.	378.40	378.40	34	16	21	81.00
State of NM	LH5043	1.1.98	10 yr.	378.20	378.20	34	16	22	81.00
State of NM	LH5044	1.1.98	10 yr.	377.72	377.72	34	16	23	81.00
State of NM	LH5045	1.1.98	10 yr.	377.88	377.88	34	16	24	81.00
State of NM	LH5218	6.1.99	10 yr.	641.06	641.06	32	16	5	81.00
State of NM	LH5220	6.1.99	10 yr.	160.00	160.00	32	16	7	81.00
State of NM	LH5221	6.1.99	10 yr.	320.00	320.00	32	16	8	81.00
State of NM	LH5222	6.1.99	10 yr.	640.00	640.00	32	16	9	81.00
State of NM	LH5224	6.1.99	10 yr.	640.00	640.00	32	16	14	81.00
State of NM	LH5225	6.1.99	10 yr.	640.00	640.00	32	16	15	81.00
State of NM	LH5226	6.1.99	10 yr.	640.00	640.00	32	16	16	81.00
State of NM	LH5227	6.1.99	10 yr.	640.00	640.00	32	16	17	81.00
State of NM	LH5228	6.1.99	10 yr.	319.72	319.72	32	16	18	81.00
State of NM	LH5229	6.1.99	10 yr	199.74	199.74	32	16	19	81.00
State of NM	LH5230	6.1.99	10 yr.	360.00	360.00	32	16	20	81.00
State of NM	LH5231	6.1.99	10 yr.	600.00	600.00	32	16	22	81.00
State of NM	LH5232	6.1.99	10 yr.	400.00	400.00	32	16	29	81.00
State of NM	LH5233	6.1.99	10 yr.	399.64	399.64	32	16	30	81.00
State of NM	LH5234	6.1.99	10 yr.	640.26	640.26	32	16	31	81.00

State of NM	LH6651	4.1.07	10 yr.	640.00	640.00	33	17	9	81.85
State of NM	LH6652	4.1.07	10 yr.	640.00	640.00	33	17	10	81.85
State of NM	LH6653	4.1.07	10 yr.	640.00	640.00	33	17	15	81.85
State of NM	LH6654	4.1.07	10 yr.	640.00	640.00	33	17	16	81.85
State of NM	LH6655	4.1.07	10 yr.	480.00	480.00	33	17	21	81.85
State of NM	LH6656	4.1.07	10 yr.	600.00	600.00	33	17	22	81.85
State of NM	LH6657	4.1.07	10 yr.	640.00	640.00	33	17	23	81.85
State of NM	LH6658	4.1.07	10 yr.	640.00	640.00	33	17	27	81.85
State of NM	LH6659	4.1.07	10 yr.	640.00	640.00	33	17	28	81.85
State of NM	LH6660	4.1.07	10 yr.	480.00	480.00	33	17	33	81.85
State of NM	LH6661	4.1.07	10 yr.	160.00	160.00	33	17	33	81.85
State of NM	LH6662	4.1.07	10 yr.	640.00	640.00	33	17	34	81.85
State of NM	LH6663	4.1.07	10 yr.	639.34	639.34	34	17	3	81.85
State of NM	LH6664	4.1.07	10 yr.	637.10	637.10	34	17	4	81.85
State of NM	LH6665	4.1.07	10 yr.	640.00	640.00	34	17	10	81.85
Lessor	**State Lease #**	**Lease Date**	**Primary Term**	**Gross Acres**	**Net Acres**	**Township**	**Range**	**Section**	**NRI**
State of NM	LH6666	4.1.07	10 yr.	640.00	640.00	34	17	15	81.85
State of NM	LH6667	4.1.07	10 yr.	640.00	640.00	34	17	16	81.85
Pacific Western	FEE	9.28.07	5 yr.	3680.00	3680.00	32	16	19	80.00
						32	16	20	
						32	16	22	
						32	16	29	
						32	16	30	
						32	17	24	
						32	17	25	
						32	17	27	
						32	17	34	
						33	16	27	
						33	16	28	
						33	17	3	
						33	17	4	
						33	17	22	
TOTAL				**80060.24**	**80060.24**				

Federal Acreage

Lessor	State Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
USA	NM-117584	03.01.07	10 yr.	1597.94	1597.94	31	17	3	81.85
USA	NM-117585	03.01.07	10 yr.	1820.51	1820.51	32	17	4	81.85
USA	NM-117586	03.01.07	10 yr.	1983.43	1983.43	32	17	13	81.85
				5401.88	**5401.88**				

Hachita North Area

Lessor	State Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
State of NM	LH5318	9.1.00	10 yr.	639.12	639.12	30	15	2	81.00
State of NM	LH5319	9.1.00	10 yr.	320	320	30	15	11	81.00
State of NM	LH5306	9.1.00	10 yr.	638.76	638.76	30	14	2	81.00
State of NM	LH5307	9.1.00	10 yr.	40	40	30	14	10	81.00
State of NM	LH5308	9.1.00	10 yr.	40	40	30	14	15	81.00
State of NM	LH5309	9.1.00	10 yr.	640	640	30	14	16	81.00
Lessor	**State Lease #**	**Lease Date**	**Primary Term**	**Gross Acres**	**Net Acres**	**Township**	**Range**	**Section**	**NRI**
State of NM	LH5310	9.1.00	10 yr.	200	200	30	14	19	81.00
State of NM	LH5311	9.1.00	10 yr.	40	40	30	14	28	81.00
State of NM	LH5312	9.1.00	10 yr.	360	360	30	14	29	81.00
State of NM	LH5314	9.1.00	10 yr.	640	640	30	14	32	81.00
State of NM	LH5315	9.1.00	10 yr.	160	160	30	14	33	81.00
State of NM	LH5316	9.1.00	10 yr.	240	240	30	14	34	81.00
State of NM	LH5317	9.1.00	10 yr.	520	520	30	14	36	81.00

Lessor	State Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
State of NM	LH5239	6.1.99	10 yr.	517.76	517.76	33	15	31	81.00
State of NM	LH5240	6.1.99	10 yr.	641.56	641.56	33	16	3	81.00
State of NM	LH5241	6.1.99	10 yr.	642.09	642.09	33	16	6	81.00
State of NM	LH5242	6.1.99	10 yr.	639.32	639.32	33	16	7	81.00
State of NM	LH5243	6.1.99	10 yr.	639.32	639.32	33	16	18	79.50
State of NM	LH5244	6.1.99	10 yr.	639.42	639.42	33	16	19	79.50
State of NM	LH5245	6.1.99	10 yr.	640.00	640.00	33	16	25	81.00
State of NM	LH5246	6.1.99	10 yr.	640.00	640.00	33	16	26	81.00
State of NM	LH5247	6.1.99	10 yr.	639.22	639.22	33	16	30	79.50
State of NM	LH5248	6.1.99	10 yr.	639.20	639.20	33	16	31	79.50
State of NM	LH5249	6.1.99	10 yr.	640.00	640.00	33	16	35	81.00
State of NM	LH5250	6.1.99	10 yr.	640.00	640.00	33	16	36	81.00
State of NM	LH5251	6.1.99	10 yr.	640.00	640.00	34	15	4	81.00
State of NM	LH5252	6.1.99	10 yr.	480.00	480.00	34	15	5	81.00
State of NM	LH5253	6.1.99	10 yr.	240.00	240.00	34	15	8	81.00
State of NM	LH5254	6.1.99	10 yr	200.00	200.00	34	15	9	81.00
State of NM	LH5255	6.1.99	10 yr.	648.98	648.98	34	16	3	81.00
State of NM	LH5256	6.1.99	10 yr.	644.01	644.01	34	16	6	81.00
State of NM	LH5257	6.1.99	10 yr.	645.16	645.16	34	16	7	81.00
State of NM	LH5258	6.1.99	10 yr.	640.00	640.00	34	16	11	81.00
State of NM	LH5260	6.1.99	10 yr.	646.12	646.12	34	16	18	81.00
State of NM	LH5261	6.1.99	10 yr.	382.59	382.59	34	16	19	81.00
State of NM	LH5337	9.1.00	10 yr.	314.46	314.46	32	17	25	81.00
State of NM	LH5338	9.1.00	10 yr.	640.00	640.00	32	17	26	81.00
State of NM	LH5339	9.1.00	10 yr.	610.69	610.69	32	17	35	81.00
State of NM	LH5340	9.1.00	10 yr.	600.28	600.28	32	17	36	81.00
State of NM	LH5342	9.1.00	10 yr.	641.96	641.96	33	17	1	81.00
State of NM	LH5343	9.1.00	10 yr.	639.08	639.08	33	17	2	81.00
State of NM	LH5344	9.1.00	10 yr.	640.00	640.00	33	17	11	81.00
State of NM	LH5345	9.1.00	10 yr.	640.00	640.00	33	17	12	81.00
State of NM	LH5346	9.1.00	10 yr.	640.00	640.00	33	17	13	81.00
State of NM	LH5347	9.1.00	10 yr.	640.00	640.00	33	17	14	81.00
State of NM	LH5348	9.1.00	10 yr.	640.00	640.00	33	17	24	81.00
State of NM	LH5349	9.1.00	10 yr.	640.00	640.00	33	17	25	81.00
State of NM	LH5350	9.1.00	10 yr.	640.00	640.00	33	17	26	81.00
State of NM	LH5351	9.1.00	10 yr.	640.00	640.00	33	17	35	81.00
State of NM	LH5352	9.1.00	10 yr.	640.00	640.00	33	17	36	81.00
Lessor	**State Lease #**	**Lease Date**	**Primary Term**	**Gross Acres**	**Net Acres**	**Township**	**Range**	**Section**	**NRI**
State of NM	LH5357	9.1.00	10 yr.	600.60	600.60	34	15	6	81.00
State of NM	LH5358	9.1.00	10 yr.	601.20	601.20	34	15	7	81.00
State of NM	LH5362	9.1.00	10 yr.	640.00	640.00	34	17	12	81.00
State of NM	LH5363	9.1.00	10 yr.	640.00	640.00	34	17	13	81.00
State of NM	LH5365	9.1.00	10 yr.	378.80	378.80	34	17	24	81.00
State of NM	LH5410	11.1.00	10 yr.	640.00	640.00	32	16	23	80.00
State of NM	LH5411	11.1.00	10 yr.	480.00	480.00	32	16	24	80.00
State of NM	LH5412	11.1.00	10 yr.	640.00	640.00	32	16	25	81.00
State of NM	LH5413	11.1.00	10 yr.	640.00	640.00	32	16	26	81.00
State of NM	LH5414	11.1.00	10 yr.	640.00	640.00	32	16	35	80.00
State of NM	LH5415	11.1.00	10 yr.	642.48	642.48	33	16	2	81.00
State of NM	LH5416	11.1.00	10 yr.	640.00	640.00	33	16	10	80.00
State of NM	LH5417	11.1.00	10 yr.	640.00	640.00	33	16	11	81.00
State of NM	LH5418	11.1.00	10 yr.	640.00	640.00	33	16	14	81.00
State of NM	LH5419	11.1.00	10 yr.	640.00	640.00	33	16	15	81.00
State of NM	LH6646	4.1.07	10 yr.	640.00	640.00	32	17	21	81.85
State of NM	LH6647	4.1.07	10 yr.	640.00	640.00	32	17	28	81.85
State of NM	LH6648	4.1.07	10 yr.	622.94	622.94	32	17	33	81.85
State of NM	LH6649	4.1.07	10 yr.	397.95	397.95	33	17	3	81.85
State of NM	LH6650	4.1.07	10 yr.	562.56	562.56	33	17	4	81.85

State of NM	LH5320	9.1.00	10 yr.	285.44	285.44	31	14	1	81.00
State of NM	LH5321	9.1.00	10 yr.	690.64	690.64	31	14	2	81.00
State of NM	LH5324	9.1.00	10 yr.	261.72	261.72	31	14	13	81.00
State of NM	LH5325	9.1.00	10 yr.	182.52	182.52	31	14	24	81.00
State of NM	LH5326	9.1.00	10 yr.	183.04	183.04	31	14	25	81.00
USA	NM-107296	10.31.01	10 yr.	5678.08	5678.08	30	14,15		81.00
USA	NM-107297	10.31.01	10 yr.	7813.24	7813.24	30	14		81.00
TOTAL				**19572.56**	**19572.56**				

Alamo East Area

Lessor	State/BLM Lease #	Lease Date	Primary Term	Gross Acres	Net Acres	Township	Range	Section	NRI
State of NM	LH5330	9.1.00	10 yr.	240	240	32	14	21	81.00
State of NM	LH5331	9.1.00	10 yr.	240	240	32	14	22	81.00
State of NM	LH5332	9.1.00	10 yr.	520	520	32	14	27	81.00
State of NM	LH5333	9.1.00	10 yr.	640	640	32	14	28	81.00
State of NM	LH5341	9.1.00	10 yr.	360	360	33	14	17	81.00
State of NM	LH5353	9.1.00	10 yr.	640	640	34	14	3	81.00
State of NM	LH5354	9.1.00	10 yr.	400	400	34	14	4	81.00
State of NM	LH5355	9.1.00	10 yr.	320	320	34	14	5	81.00
State of NM	LH5356	9.1.00	10 yr.	320	320	34	14	6	81.00
TOTAL				**3680**	**3680**				